PRUDENTIAL PREMIER RETIREMENT VARIABLE ANNUITY
(Offering Highest Daily Lifetime Income v3.0 and Legacy Protection Plus)
PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
Supplement dated June 15, 2018
To
Prospectus dated April 30, 2018

IMPORTANT: The information contained in this Rate Sheet Prospectus Supplement (this “Supplement”) applies only if you elect one of the Highest Daily Lifetime Income v3.0 benefits. If you do not elect one of these benefits, the information contained in this Supplement is inapplicable to your annuity.

This Supplement should be read and retained with the prospectus for the Premier Retirement Variable Annuities. If you would like another copy of the current prospectus, please call us at 1-888-PRU-2888.

We are issuing this Supplement to provide Roll-up Rate and Withdrawal Percentages that we are currently offering. This Supplement replaces and supersedes any previously issued Rate Sheet Prospectus Supplement(s), and must be used in conjunction with an effective Premier Retirement Variable Annuities Prospectus.
The rates below apply for applications signed between June 15, 2018 and July 14, 2018.
The Roll-up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or issued after July 15, 2018. Please visit http://www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.
Highest Daily Lifetime Income v3.0
Roll-up Rate:
5.5%
Withdrawal Percentages

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the following table listed below:

Ages	Single Percentage	Spousal Percentage
50 – 54	3.15%	2.65%
55 – 59	3.65%	3.15%
60 – 64	4.15%	3.65%
65 – 69	5.75%	5.25%
70 – 84	5.75%	5.25%
85+	6.15%	5.65%

Please note: In order for you to receive the Roll-up Rate and Withdrawal Percentages reflected in this Supplement, your Application or benefit election form must be signed within the time period disclosed above. From the date you sign your Application or benefit election form, we must also receive that paperwork in Good Order within 15 calendar days, and for new purchases the annuity must be funded within 45 calendar days. If these conditions are not met, and you decide to proceed with the purchase of the annuity, additional paperwork will be required to issue the contract with the applicable rates in effect at that time. Under certain circumstances we may waive these conditions or extend these time periods in a nondiscriminatory manner.

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Subject to the rules stated above, it is important to note that if either (1) the Roll-up Rate; and/ or (2) the Withdrawal Percentages (collectively the “set of rates”) that we are currently offering on the effective date of the benefit is higher than the set of rates we were offering on the date you signed the applicable paperwork and neither the Roll-up Rate nor any Withdrawal Percentages have decreased, you will receive that higher set of rates. If any rates have decreased when we compare the set of rates that we were offering on the day you signed your paperwork to the set of rates that we are offering on the effective date of the benefit, your contract will be issued with the set of rates that were in effect on the day you signed your paperwork.

LEGACY PROTECTION PLUS: The Legacy Protection Plus optional death benefit described in your Prospectus dated April 30, 2018 is currently not available and will not be part of your annuity contract when it is issued and will not be available to be added later after issue.

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